UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2012.

Duckwall-ALCO Stores, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage
Abilene, Kansas 67410-2832
 (Address of principal executive offices) (Zip Code)

(785) 263-3350
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2012, the Company held its annual stockholders' meeting at the offices of Lathrop & Gage LLP at 2345 Grand Boulevard, Suite 2200, Kansas City, MO 64108 (the "Annual Meeting") and approved an amendment to the Articles of Incorporation of the Company to change the name of the Company from "Duckwall-ALCO Stores, Inc." to "ALCO Stores, Inc." A copy of the amendment to the Company's Articles of Incorporation is attached hereto as Exhibit 99.1.The effective date of such amendment is July 6, 2012.

The Company issued a press release announcing the change of the Company's name to ALCO Stores, Inc.  on June 28, 2012.  A copy of the press release is furnished herewith as Exhibit 99.2, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders (1) elected Royce Winsten, Lolan C. Mackey, Dennis E. Logue, Richard E. Wilson and Terrence M. Babilla as directors to serve for a term of one year; (2) ratified the appointment of KPMG LLP as the Company's independent public accounting firm for the fiscal year ending February 3, 2013; (3) approved the amendment to the Company's Amended and Restated Articles of Incorporation to change the name of the Company from "Duckwall-ALCO Stores, Inc." to "ALCO Stores, Inc."; and (4) approved the Company's 2012 Equity Incentive Plan.

Set forth below are the votes with respect to each stockholder proposal:

Proposal 1: Election of Directors

	For	Withheld	Broker Non-Votes
Royce Winsten	2,066,521	74,526	428,383
Lolan C. Mackey	1,892,796	248,251	428,383
Dennis E. Logue	2,063,587	77,460	428,383
Richard E. Wilson	2,067,104	73,943	428,383
Terrence M. Babilla	2,058,346	82,701	428,383

Proposal 2: Ratification of KPMG as Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
2,515,897	53,109	424	0

Proposal 3: Approval of Company Name Change to "ALCO Stores, Inc."

For	Against	Abstain	Broker Non-Votes
2,558,569	6,151	4,710	0

Proposal 4: Approval of 2012 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
1,310,899	823,862	6,286	428,383

Item 7.01.  Regulation FD Disclosure.

The information set forth in Items 5.03 and 5.07 is incorporated herein by reference, in its entirety, into this Item 7.01. Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is the amendment to the Company's Articles of Incorporation to change the name from "Duckwall-ALCO Stores, Inc." to "ALCO Stores, Inc." Attached as Exhibit 99.2, and incorporated into this Item 7.01 by reference, is a press release dated June 28, 2012 announcing the Company name change to "ALCO Stores, Inc."

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit
Number	Description
99.1	Amendment to the Company's Articles of Incorporation effective July 6, 2012.
99.2	Press Release dated June 28, 2012, furnished solely for the purpose of incorporation by reference into Items 5.03 and 7.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2012	DUCKWALL-ALCO STORES, INC. By: /s/ Richard E. Wilson Richard E. Wilson President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Amendment to Company's Articles of Incorporation effective July 6, 2012.
99.2	Press Release dated June 28, 2012, furnished solely for the purpose of incorporation by reference into Items 5.03 and 7.01